                                                                  Exhibit 10.34


                            BLUESTONE SOFTWARE, INC.

               SECOND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

         THIS SECOND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT is made as of the 25th day of May, 1999, by and among Bluestone Software, Inc., a Delaware corporation (the "COMPANY"), the investors listed on SCHEDULE A attached hereto (the "SERIES A INVESTORS"), the investors listed on SCHEDULE B attached hereto (the "SERIES B INVESTORS"), the investors listed on SCHEDULE C hereto (the "SERIES C INVESTORS" and together with the Series A Investors, the Series B Investors and Mel Baiada, the "INVESTORS") and the individuals listed on SCHEDULE D hereto (the "INDIVIDUAL STOCKHOLDERS;" the Individual Stockholders, together with the Investors, are collectively referred to as the "STOCKHOLDERS," and individually referred to as a "STOCKHOLDER").

         The Company, the Series A Investors and the Individual Stockholders are parties to the Series A Preferred Stock Purchase Agreement dated as of April 18, 1997 (the "SERIES A AGREEMENT") relating to the sale of Series A Convertible Preferred Stock of the Company (the "SERIES A PREFERRED STOCK"). The Company and Series B Investors are parties to the Series B Preferred Stock Purchase Agreement dated as of April 23, 1998 (the "SERIES B AGREEMENT") relating to the sale of Series B Convertible Preferred Stock of the Company (the "SERIES B PREFERRED STOCK"). The Company and the Series C Investors are parties to the Preferred Stock Purchase Agreement dated as of May 25, 1999 (the "SERIES C AGREEMENT" and together with the Series A Agreement and Series B Agreement, the "PURCHASE AGREEMENTS") relating to the sale of Series C Convertible Preferred Stock of the Company (the "SERIES C PREFERRED STOCK" and together with the Series A Preferred Stock and Series B Preferred Stock, the "PREFERRED STOCK"). In consideration for the purchase by the Investors of the Preferred Stock under the Purchase Agreements, the Stockholders desire to grant the Investors rights of first refusal and co-sale rights set forth herein. This Second Restated First Refusal and Co-Sale Agreement amends and restates in its entirety the Restated First Refusal and Co-Sale Agreement dated as of April 23, 1998 between the Company and the parties signatory thereto (the "PRIOR AGREEMENT").

         INTENDING TO BE LEGALLY BOUND, and in consideration of the mutual agreements stated below and in the Purchase Agreements, the parties hereby agree as follows:

1.       RIGHT OF FIRST REFUSAL.

         1.1 GRANT. The Company and the Investors are hereby each granted a right of first refusal with respect to any proposed disposition of shares, directly or indirectly through the disposition of interests in any entity which directly or indirectly owns such shares, of the Company's Common Stock, $.001 par value per share (the "COMMON STOCK"), or Preferred Stock (collectively referred to with the Common Stock as the "STOCK") by a Stockholder (or any permitted transferee of the Stock under paragraph 3.1 hereof, hereafter collectively included in all references to "STOCKHOLDER"), in the following order of priority. The Company shall have the first



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right to purchase any Stock proposed to be transferred to a third party by a
Stockholder. In the event the Company elects not to exercise its first refusal rights with respect to all or any portion of such proposed transfer, then the Company agrees to waive such rights with respect to such portion in favor of the Investors' first refusal and co-sale rights under this Agreement.

         1.2 NOTICE OF INTENDED DISPOSITION. In the event a Stockholder desires to accept a bona fide third-party offer for the transfer of any or all of the Stock (the shares subject to such offer to be hereafter called the "STOCKHOLDER'S TARGET SHARES"), the Stockholder shall promptly deliver to the Company and each of the Investors written notice of the intended disposition ("STOCKHOLDER'S DISPOSITION NOTICE") and the basic terms and conditions thereof, including the identity of the proposed purchaser.

         1.3  EXERCISE OF RIGHT BY COMPANY.

              (a)  The Company (or its assignees) shall, for a period of thirty
(30) days following receipt of the Stockholder's Disposition Notice, have the right to repurchase Stockholder's Target Shares upon substantially the same terms and conditions specified in the Stockholder's Disposition Notice, subject to the following conditions. Such right shall be exercisable by written notice (the "COMPANY'S EXERCISE NOTICE") delivered to the Stockholder and the Investors prior to the expiration of the thirty (30) day exercise period. If such right is exercised with respect to all the Stockholder's Target Shares specified in the Stockholder's Disposition Notice, then the Company (or its assignees) shall effect the repurchase of such Stockholder's Target Shares, including payment of the purchase price, not more than five (5) business days after the delivery of the Company's Exercise Notice; and at such time the Stockholder shall deliver to the Company the certificates representing the Stockholder's Target Shares to be repurchased, each certificate to be properly endorsed for transfer. If such right is exercised with respect to only a portion of the Stockholder's Target Shares specified in the Stockholder's Disposition Notice, then this right to repurchase shall be contingent upon the Investors' election to repurchase the remaining balance of the Stockholder's Target Shares. The Company shall notify the Investors of its intent to repurchase only a portion of the Stockholder's Target Shares within the thirty (30) day exercise period specified above. The Company's repurchase of such Stockholder's Target Shares shall be consummated, if at all, at the time of the Investors' exercise of their repurchase rights in accordance with paragraph 1.5 herein. In the event the Investors do not elect to repurchase the remaining Stockholder's Target Shares, the Company shall be deemed to have waived its right of first refusal.

              (b) Should the purchase price specified in the Stockholder's Disposition Notice be payable in property other than cash or evidences of indebtedness, the Company (or its assignees) shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Stockholder and the Company (or its assignees) cannot agree on such cash value within ten (10) days after the Company's receipt of the Stockholder's Disposition Notice or otherwise disagree as to the purchase price attribution to a transfer of Stockholder Target Shares, the valuation shall be made by an appraiser of recognized standing

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selected by the Stockholder and the Company (or its assignees) or, if they cannot agree on an appraiser within twenty (20) days after the Company's receipt of the Stockholder's Disposition Notice, each shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, and the average of the two appraisals which are closest in value shall be determinative of such cash value. The cost of such appraisal(s) shall be shared equally by the Stockholder and the Company. The closing shall then be held on the later of (i) the fifth business day following the delivery of the Company's Exercise Notice, or (ii) the fifth business day after such cash valuation shall have been made.

         1.4 NON-EXERCISE OF RIGHT. In the event the Company's Exercise Notice is not given by the Company to the Stockholder and the Investors within thirty
(30) days following the date of the Company's receipt of the Stockholder's Disposition Notice, the Company shall be deemed to have waived its right of first refusal.

         1.5 EXERCISE OF RIGHT BY AN INVESTOR. Subject to the rights of the Company, the Investors shall, for a period (the "INVESTORS' EXERCISE PERIOD") of the shorter of (i) sixty (60) days from receipt of the Stockholder's Disposition Notice or (ii) thirty (30) days from receipt of written notice of Company's election either to waive its right of first refusal or to repurchase only a portion of the Stockholder's Target Shares, whichever is shorter, have the right to purchase all, or the remaining balance after the Company's repurchase, of the Stockholder's Target Shares, upon substantially the same terms and conditions specified in the Stockholder's Disposition Notice, subject to the following conditions. Such right shall be exercisable by written notice (the "INVESTORS' EXERCISE NOTICE") delivered to the Stockholder and the Company prior to the expiration of the Investors' Exercise Period, and the Investors shall effect the purchase of such Stockholder's Target Shares, including payment of the purchase price, not more than five (5) business days after the delivery of the Investors' Exercise Notice; provided that such five (5) business day period shall be extended for a period not to exceed forty-five (45) days to permit any Investor to obtain any regulatory approvals necessary in connection with such purchase; and at the closing of such purchase the Stockholder shall deliver to the Investors the certificates representing the Stockholder's Target Shares to be purchased, each certificate to be properly endorsed for transfer.

         1.6 NON-EXERCISE OF RIGHT. Subject to the Investors' co-sale rights described in Section 2 below, in the event the Company's and Investors' Exercise Notice with respect to any portion of the Stockholder's Target Shares is not given to the Stockholder within sixty (60) days following the date of the Company's and Investors' receipt of the Stockholder's Disposition Notice, the Stockholder shall have a period of thirty (30) days thereafter in which to notify the Company and Investors of his intent to sell or otherwise dispose of the Stockholder's Target Shares to the third-party transferee identified in the Stockholder's Disposition Notice upon terms and conditions (including the purchase price) no more favorable to the third-party transferee than those specified in the Stockholder's Disposition Notice. Thereafter, the Stockholder shall have an additional thirty (30) days to consummate the sale of the Stockholder's Target Shares to the identified third-party transferee. The third-party transferee shall acquire the Stockholder's Target

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Shares free and clear of subsequent rights of first refusal under this section.
In the event the Stockholder does not notify the Investors or consummate the sale or disposition of the Stockholder's Target Shares within the respective periods described above, the Company's and Investors' first refusal rights shall continue to be applicable to any subsequent disposition of the Stockholder's Target Shares by the Stockholder until such right lapses in accordance with paragraph 6.1 hereof

         1.7 ALLOCATION AMONG INVESTORS. The right of first refusal granted hereunder to the Investors shall be allocated among such parties pro rata based on their respective aggregate holdings of Common Stock (giving effect to all shares of Common Stock issuable upon conversion of the Company's Preferred Stock).

         1.8 PARTIAL EXERCISE OF RIGHT. In the event that the Company and/or the Investors do not exercise the right of first refusal pursuant to this
Article I with respect to all Stockholder's Target Shares described in a particular Stockholder's Disposition Notice, then such right shall not apply to any Stockholder's Target Shares described in such Stockholder's Disposition Notice.

2.       CO-SALE RIGHTS OF INVESTORS.

         2.1 NOTICE OF OFFER. The provisions of paragraph 1.2 requiring a Stockholder to give notice of any intended transfer of the Stock are incorporated in this Article 2.

         2.2 GRANT OF CO-SALE RIGHTS. Subject to Section 2.5, each Investor shall have the right, exercisable upon written notice delivered to the Stockholder prior to the expiration of the Investors' Exercise Period, to participate in the transfer of the Stockholder's Target Shares on the same terms and conditions as those set forth in the Stockholder's Disposition Notice. To the extent one or more of the Investors exercise such right of participation, the number of shares of Stockholder's Target Shares that the Stockholder may sell in the transaction shall be correspondingly reduced. The right of participation of each of the Investors shall be subject to the terms and conditions set forth in this Section 2.2 and Section 2.5.

              (a)  The shares to be sold by any Stockholder pursuant to this
Article 2 shall be shares of the same class or classes as the shares described in the Stockholder's Disposition Notice (except that if the shares to be sold are Preferred Stock, Mel Baiada shall be entitled to sell shares of Common Stock pursuant to this Article 2; and if the shares to be sold are Common Stock, the Stockholder shall be entitled to sell shares of Preferred Stock or Common Stock).

              (b) Subject to paragraph (a), each of the Investors may sell all or any part of a number of shares of Stock of the Company equal to the product obtained by multiplying (i) the aggregate number of shares of Stock covered by the purchase offer by (ii) a fraction the numerator of which is the number of shares of Preferred Stock of the Company (or, in the case of Mel Baiada, the number of shares of Common Stock) at the time owned by the Investor and the denominator of which is the combined number of shares of Preferred Stock of the Company at

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the time owned by the Investors (and, in the case of Mel Baiada, the number of shares of Common Stock owned by him).

              (c) To the extent an Investor elects not to sell the full number of shares it is entitled to sell pursuant subparagraph (b) above, the other Investors' rights to participate in the sale shall be increased pro rata by a corresponding number of shares.

              (d) Each of the Investors may effect its participation in the sale by delivering to the Stockholder for transfer to the purchase offeror one or mote certificates, properly endorsed for transfer, which represent:

                   (i) the number of shares of Stock which the Investor elects to sell pursuant to this Section 2.2; or

                   (ii) that number of shares of Preferred Stock that is at such time convertible into the number of shares of Common Stock that (x) the party has elected to sell pursuant to this Section 2.2, if the shares of Stock covered by the Stockholder's Disposition Notice are Common Stock or (y) would be issuable upon conversion of the share of Stock of the class or classes covered by the Stockholder's Disposition Notice, if such shares are other than Common Stock.

         2.3 PAYMENT OF PROCEEDS. The stock certificates which the Investors deliver to such Stockholder pursuant to Section 2.2 shall be transferred by the Stockholder to the purchase offeror in consummation of the sale of the Stock pursuant to the terms and conditions specified in the Stockholder's Disposition Notice to the Investors, and such Stockholder shall promptly thereafter remit to each Investor that portion of the sale proceeds to which the Investor is entitled by reason of its participation in such sale.

         2.4 NON-EXERCISE. The exercise or non-exercise of the rights of the Investors hereunder to participate in one or more sales of Stock made by the Stockholders shall not adversely affect their rights to participate in subsequent Stock sales by the Stockholders.

         2.5 SALES OF SERIES C PREFERRED STOCK NOT SUBJECT TO CO-SALE RIGHTS. Notwithstanding anything to the contrary contained herein, sales of the shares of Series C Preferred Stock shall not be subject to the rights of co-sale of the Investors set forth in this Section 2, and no Investor shall be entitled to participate as set forth in this Section 2 in any sale or disposition of Series C Preferred Stock.

3.       EXEMPT TRANSFERS.

         3.1 PERMITTED TRANSACTIONS. Notwithstanding the foregoing, the co-sale and the first refusal rights of the Investors shall not apply to (i) any bona fide transfer of Stock to the ancestors, descendants, siblings or spouse of a Stockholder or to trusts for the benefit of such persons or (ii) any bona fide transfer of Stock between and among the Investors or to any subsidiary, parent, partner or affiliate of each such Investor; provided that the transferee shall furnish the Investors with a written agreement to be bound by and comply with all provisions of this Agreement. Such transferred Stock shall remain "Stock" hereunder, and such transferee shall be treated as a "Stockholder" and/or "Investor," as may be applicable, for the purposes of this Agreement.

         3.2 COMPANY ISSUANCE OR REPURCHASE OR PUBLIC OFFERING. The provisions of this Agreement shall not apply to the sale or issuance of any Stock (i) in a transaction primarily to effectuate a reincorporation of the Company in a different state, (ii) to the public pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "SECURITIES ACT"), the gross public offering price of which is greater than or equal to 150% of then applicable conversion price of the Series C Preferred Stock and which raises gross proceeds of $20,000,000 or more in the aggregate, or (iii) to the Company.

4.       PROHIBITED TRANSFERS.

         4.1 GRANT. In the event a Stockholder should sell, transfer, assign, convey or dispose of any Stock of the Company, directly or indirectly, in contravention of the participation rights of the Investors, under this Agreement (each a "PROHIBITED TRANSFER"), the Investors shall have the put option provided in Section 4.2.

         4.2 INVESTORS PUT OPTION. In the event of a Prohibited Transfer by a Stockholder, each Investor shall have the option to sell to such Stockholder the shares of Stock that such Investor would have been entitled to sell had such Prohibited Transfer been effected in accordance with Section 2 hereof, on the following terms and conditions:

              (a) The price per share at which the shares are to be sold to the Stockholder shall be equal to the price per share paid by the third party purchaser or purchasers of the Stockholders' Stock to the Stockholder.

              (b) The Investors shall deliver to the Stockholder, within ninety (90) days after they have received notice from the Stockholder or otherwise become aware of the Prohibited Transfer, the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer.

              (c) The Stockholder shall, upon receipt of the certificates for the repurchased shares, pay the aggregate Section 4.2 purchase price therefor, by certified check or bank draft made payable to the order of the Investor exercising such option, and shall reimburse such parties for any additional expenses, including legal fees and expenses, incurred in effecting such purchase and resale.

5.       LEGEND REQUIREMENTS.

         5.1 LEGEND. Each certificate representing the Stock owned by the Stockholders shall be endorsed with the following legend:

         "THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN SECOND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT BY AND AMONG THE REGISTERED HOLDER (OR HIS PREDECESSOR IN INTEREST), THE COMPANY AND CERTAIN INVESTORS IN THE CAPITAL STOCK OF BLUESTONE SOFTWARE, INC. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY."

         5.2 REMOVAL. The Section 5.1 legend shall be removed upon termination of this Agreement in accordance with the provisions of Section 6.1.

6.       MISCELLANEOUS PROVISIONS.

         6.1 TERMINATION. The rights of an Investor under this Agreement and the correlative obligations of each Stockholder with respect to such Investor shall terminate at such time as such Investor shall no longer be the owner of any shares of capital stock of the Company. Unless sooner terminated in accordance with the preceding sentence, this Agreement shall terminate upon the occurrence of any one of the following events:

              (a) the liquidation, dissolution or indefinite cessation of the business operations of the Company;

              (b) the execution by the Company of a general assignment for the benefit of creditors or the appointment of a receiver or trustee to take possession of the property and assets of the Company; or

              (c) immediately prior to the closing of a bona fide firm commitment underwritten public offering of the Company's Common Stock registered under the Securities Act of 1933 on Form S-1 (or any successor form designated by the Securities and Exchange Commission), resulting in aggregate gross proceeds to the Company of at least $20,000,000 at a gross offering price to the public which is greater than or equal to 150% of then applicable conversion price of the Series C Preferred Stock.

         6.2 NOTICES. Unless otherwise provided, all notices, consents or other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given (i) when delivered personally, (ii) three business days after being mailed by first class mail, postage prepaid, or (iii) one business day after being sent by a reputable overnight delivery service, postage or delivery charges prepaid, to the parties at their respective addresses stated on the signature page of this Agreement. Notices may also be given by prepaid telegram or facsimile and shall be effective on the date transmitted if confirmed within 24 hours thereafter by a signed original sent in the manner provided in the preceding sentence. Any party may change its address for notice and the address to which copies must be sent by giving notice of the new addresses to the other parties in accordance with this Section 6.2, except that any such change of address notice shall not be effective unless and until received.

         6.3 SEVERABILITY. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed and interpreted in such manner as to be effective and valid under applicable law.

         6.4 WAIVER OR MODIFICATION. Any amendment or modification of this Agreement shall be effective only if evidenced by a written instrument executed by the Company, 75% in interest of the Investors or their assignees.

         6.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of law of any jurisdiction.

         6.6 ATTORNEYS' FEES. In the event of any dispute involving the terms hereof, the prevailing parties shall be entitled to collect legal fees and expenses from the other party to the dispute.

         6.7 FURTHER ASSURANCES. Each party agrees to act in accordance herewith and not to take any action which is designed to avoid the intention hereof.

         6.8 OWNERSHIP. Each Stockholder represents and warrants that he is the sole legal and beneficial owner of the shares of stock subject to this Second Restated First Refusal and Co-Sale Agreement and that no other person has any interest (other than a community property interest) in such shares.

         6.9 SUCCESSORS AND ASSIGNS. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives. The parties hereto specifically consent to any assignment by the Company in order to effectuate a change in the state in which the Company is incorporated.

         6.10 AGGREGATION OF STOCK. For the purposes of determining the availability of any rights under this Agreement, the holdings of transferees and assignees of an individual or a partnership who are spouses, ancestors, lineal descendants or siblings of such individual or partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Stock by gift, will or intestate succession) shall be aggregated together with the individual or partnership, as the case may be, for the purpose of exercising any rights or taking any action under this Agreement.

         6.11 ENTIRE AGREEMENT. This Agreement, the Second Restated Investors' Rights Agreement dated as of May 25, 1999 between the Company and the parties signatory thereto and the Series C Agreement constitute the entire agreement with respect to the subject matter hereof among the parties, and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein. This Agreement supersedes the Prior Agreement, which shall be of no further force or effect.

                            [SIGNATURE PAGES FOLLOW.]

                                                                  SIGNATURE PAGE
                                               SECOND RESTATED FIRST REFUSAL AND
                                                               CO-SALE AGREEMENT



         IN WITNESS WHEREOF, the parties have executed this Second Restated First Refusal and Co-Sale Agreement on the day and year indicated above.


                                   BLUESTONE SOFTWARE, INC.


                                   By: /s/ P. Kevin Kilroy
                                      ------------------------------------------
                                          Name:             P. Kevin Kilroy
                                          Title:            President

                                   Address:                 1000 Briggs Road
                                                            Mt. Laurel, NJ 08054

                                   Telephone No.:           609-727-4600
                                   Facsimile No.:           609-787-9395


                                   INVESTORS:

                                   GENERAL ELECTRIC CAPITAL CORPORATION


                                   By: /s/ Anton Simunovic
                                      ------------------------------------------
                                          Name:             Anton Simunovic
                                          Title:            Vice President

                                   Address:                 260 Long Ridge Road
                                                            Stamford, CT 06927

                                   Telephone No.:           (203) 961-2887
                                   Facsimile No.:           (203) 357-4565

                                                                  SIGNATURE PAGE
                                               SECOND RESTATED FIRST REFUSAL AND
                                                               CO-SALE AGREEMENT



                                   THE P/A FUND, L.P.

                                   By:    FOSTIN CAPITAL PARTNERS II, L.P.
                                          its General Partner


                                   By: /s/ William C. Hulley
                                      ------------------------------------------
                                          Name:        William C. Hulley
                                          Title:       General Partner

                                   Address:            518 Broad Street
                                                       Sewickley, PA 15143

                                   Telephone No.:      412-749-9454
                                   Facsimile No.:      412-749-9459

                                   PATRICOF PRIVATE INVESTMENT CLUB, L.P.

                                   By:    APA EXCELSIOR IV PARTNERS, L.P.,
                                          its General Partner

                                   By:    PATRICOF & CO. MANAGERS, INC.,
                                          its General Partner


                                   By: /s/ Gregory M. Case
                                      ------------------------------------------
                                          Name:        Gregory M. Case
                                          Title:       Vice President

                                   Address:            455 South Gulph Road
                                                       Suite 410
                                                       King of Prussia, PA 19406

                                   Telephone No.:      610-265-0286
                                   Facsimile No.:      610-265-4959

                                                                  SIGNATURE PAGE
                                               SECOND RESTATED FIRST REFUSAL AND
                                                               CO-SALE AGREEMENT



                                    APA EXCELSIOR IV, L.P.

                                    By:   APA EXCELSIOR IV PARTNERS, L.P.,
                                          its General Partner

                                    By:   PATRICOF & CO. MANAGERS, INC.,
                                          its General Partner


                                    By: /s/ Gregory M. Case
                                       -----------------------------------------
                                          Name:        Gregory M. Case
                                          Title:       Vice President

                                    Address:           455 South Gulph Road
                                                       Suite 410
                                                       King of Prussia, PA 19406

                                    Telephone No.:     610-265-0286
                                    Facsimile No.:     610-265-4959


                                    COUTTS & CO. (CAYMAN) LTD., CUST. FOR
                                    APA EXCELSIOR IV/OFFSHORE, L.P.

                                    By:   PATRICOF & CO. VENTURES, INC.,
                                          its Investment Advisor


                                   By: /s/ Gregory M. Case
                                      ------------------------------------------
                                          Name:        Gregory M. Case
                                          Title:       Managing Director

                                   Address:            455 South Gulph Road
                                                       Suite 410
                                                       King of Prussia, PA 19406

                                   Telephone No.:      610-265-0286
                                   Facsimile No.:      610-265-4959

                                                                  SIGNATURE PAGE
                                               SECOND RESTATED FIRST REFUSAL AND
                                                               CO-SALE AGREEMENT




                                      /s/ Mel Baiada
                                      ------------------------------------------
                                      MEL BAIADA

                                      Address:         1000 Briggs Road
                                                       Mt. Laurel, NJ 08054

                                      Telephone No.:   609-727-4600
                                      Facsimile No.:   609-787-9395

                                      /s/ Eugene Levy
                                      ------------------------------------------
                                      EUGENE LEVY

                                      Address:         90 Riverside Drive
                                                       Apt. 5E
                                                       New York, NY 10024

                                      Telephone No.:   212-753-6300
                                      Facsimile No.:   212-319-6155


                                      STOCKHOLDER:

                                      /s/ Mark Baiada
                                      ------------------------------------------
                                      MARK BAIADA

                                      Address:         741 Mill Street
                                                       Moorestown, NJ 08057

                                      Telephone:       609-231-1000
                                      Facsimile        609-231-1950